NATIONS ANNUITY TRUST

                       Supplement dated December 17, 1998
                       to Prospectuses dated March 1, 1998

      The prospectus for the shares of the portfolios of Nations Annuity Trust is hereby supplemented by deleting the paragraphs referencing the services of Stephens Inc. as administrator, First Data Investor Services Group, Inc. as co-administrator and NBAI as sub-administrator under the heading "How The Portfolios Are Managed--Other Service Providers" and inserting the following:

            Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as administrator of the Portfolios. On December 1, 1998, NBAI began serving as co-administrator of the Portfolios with Stephens. Under the new arrangements, which will become effective on a Portfolio by Portfolio basis during the fourth quarter of 1998 and the first quarter of 1999, Stephens and NBAI provide various administrative, accounting and corporate secretarial services to the Portfolios. Stephens and NBAI shall be entitled to receive a combined fee at the indicated annual rate of the following Portfolios' average daily net assets: international Portfolios-- .12%, domestic equity Portfolios -- .13%, as well as certain out-of-pocket expenses. These fee rates will become effective for all of the Portfolios by the end of the first quarter of 1999.

            Effective at the same time as each Portfolio's new co-administration arrangements, The Bank of New York ("BNY") will begin serving as sub-administrator for the Portfolio. Under the sub-administration arrangements, BNY assists NBAI and Stephens in performing certain administrative and accounting services.